AMERICAN ISRAELI
SHARED VALUES FUND

"What started as a stock-picking interest has turned into a fund generating double-digit returns and linking investors with an overlooked country – Israel."

DOW JONES NEWSWIRES, JUNE 12, 2009



Invest with the Mutual Fund that Invests in Israel

Visit us online at www.SharedValuesFund.com or call 866-745-5955 for a prospectus and application.

Also available through: Schwab, Ameriprise, E*Trade, Scottrade, Vanguard, Pershing, Penson, JP Morgan, Morgan Keegan, thinkorswim, optionsXpress, Zecco, Robert W. Baird & Co., Mesirow Financial, A.B. Watley Group and Goldk Investment Services.

AmerIsrael Capital Management LLC
207 East 83rd Street, Suite 3
New York, New York 10028

Did you know that Israel:

- is one of the highest producers of patents in the world,
- has one of the least leveraged economies,
- has the highest percentage of engineers, scientists and Ph.Ds per capita in the world,



- leads the world in venture capital and investment in research and development as a percentage of GDP,
- is a world leader in alternative energy technology, medical technology, software, communications, agricultural technology and
- has more companies listed on the NASDAQ and the New York Stock Exchange than any other foreign country except Canada.